SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant     X
                          ---------
  Filed by a Party other than the Registrant
                                             -----------

  Check the appropriate box:

          Preliminary Proxy Statement                      Confidential, For Use
     ----                                              --- of the Commission
      X   Definitive Proxy Statement                       Only (as permitted by
     ---                                                   Rule 14a-6(e)(2))
          Definitive Additional Materials
     ---
          Soliciting Material Under Rule 14a-12
     ---

                            CPI AEROSTRUCTURES, INC,
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X      No fee required.
---
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

(1)     Title of each class of securities to which transaction applies:
        ________________________________________________________________________

(2)     Aggregate number of securities to which transaction applies:
        ________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________

(4)     Proposed maximum aggregate value of transaction:
        ________________________________________________________________________

(5)     Total fee paid:
        ________________________________________________________________________

        Fee paid previously with preliminary materials:
---     ________________________________________________________________________


        Check box if any part of the fee is offset as provided by Exchange Act
--- Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:
        ________________________________________________________________________

(2)     Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

(3)     Filing Party:
        ________________________________________________________________________

(4)     Date Filed:
        ________________________________________________________________________

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717
                                 (631) 586-5200


                    Notice of Annual Meeting of Shareholders
                           to be held on June 12, 2003



To the Shareholders of CPI Aerostructures, Inc.:

     You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of our general counsel, Graubard Miller, located at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Thursday, June 12, 2003, at 10:00 a.m., to consider and act upon the following matters:

     o To elect two Class II directors to serve for the ensuing three-year period and one Class I director to serve for the ensuing two-year period until their successors are elected and qualified; and

     o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

     Only shareholders of record at the close of business on April 14, 2003 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

     You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                        By Order of the Board of Directors


                                        Edward J. Fred, Secretary

Edgewood, New York
April 25, 2003

                            CPI AEROSTRUCTURES, INC.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                           to be held on June 12, 2003
                                   ----------

     This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of our general counsel, Graubard Miller, located at 600 Third Avenue, 32nd Floor, New York, New York 10016, on Thursday, June 12, 2003, at 10:00 a.m., and at any and all postponements or adjournments.

     This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2002 are being mailed on or about April 25, 2003 to shareholders of record on April 14, 2003. We are bearing all costs of this solicitation.

What matters am I voting on?

     You are being asked to vote on:

     o To elect two Class II directors to serve for the ensuing three-year period and one Class I director to serve for the ensuing two-year period until their successors are elected and qualified; and

     o any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

     Holders of our common stock as of the close of business on April 14, 2003, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 5,110,852 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

     Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal 1.

     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

     You may  revoke  your  proxy  at any  time  before  it is  exercised  by:

     o    delivering written notification of your revocation to our secretary;

     o    voting in person at the meeting; or

     o    delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

     A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of the election of directors?

     The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor.

How do I vote?

     You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

Security Ownership of Certain Beneficial Owners and Management

     The table and accompanying footnotes set forth certain information as of April 14, 2003, with respect to the ownership of our common shares by:

     o each person or group who beneficially owns more than 5% of our common shares,
     o    each of our directors,
     o our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2002, and
     o    all of our directors and executive officers as a group.

     A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 14, 2003 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.


Name and Address                          Shares
Of Beneficial Owner                Beneficially Owned(1)    Percent of Class (2)
-------------------                --------------------     --------------------

Arthur August(3)                         841,518(4)                   14.9%


Edward J. Fred(3)                        403,434(5)                    7.3%


Kenneth McSweeney(3)                      18,334(6)                     *


Walter Paulick(3)                         15,000(7)                     *


A. C. Providenti(3)                        5,000(8)                     *


Eric Rosenfeld(3)                        924,334(9)                   18.1%


All directors and executive            2,207,620(10)                  36.3%
officers as a group (six persons)

---------------------------------

*        Less than 1%.


(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.


(2) There are 5,110,852 shares currently issued and outstanding. Each person beneficially owns a percentage of our outstanding common shares equal to a fraction, the numerator of which is the number of common shares held by such person plus the number of common shares that he can acquire within 60 days of April 14, 2003 upon the exercise or conversion of options, warrants or convertible securities and the denominator of which is 5,110,852 (the number of common shares currently outstanding) plus the number of shares he can so acquire during such 60-day period.

(3) The business address of Messrs. August, Fred, Paulick, McSweeney and Providenti is c/o CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717. The business address of Mr. Rosenfeld is c/o Crescendo Partners II, L.P. Series L, 350 Park Avenue, 4th Floor, New York, New York 10022.


(4) Includes 533,334 common shares that Mr. August has the right to acquire upon exercise of options. Excludes an aggregate of 38,134 common shares and options owned by Mr. August's adult children, all of which shares Mr. August disclaims beneficial ownership. Includes 3,000 common shares owned by Mr. August's wife.


(5) Includes 398,334 common shares that Mr. Fred has the right to acquire upon exercise of options.

(6) Includes 15,000 common shares that Mr. McSweeney has the right to acquire upon exercise of options.

(7) Represents common shares that Mr. Paulick has the right to acquire upon exercise of options.

(8) Represents common shares that Mr. Providenti has the right to acquire upon exercise of options. Does not include an aggregate of 15,000 common shares underlying options granted to Mr. Providenti on April 1, 2003 which are not exercisable within 60 days of the record date, April 14, 2003.

(9) Includes (a) 46,000 common shares beneficially owned as a joint tenants by Mr. Rosenfeld and his wife; (b) 873,334 shares held by Crescendo Partners II, L.P. Series L ("Crescendo Partners II"); and (c) 5,000, common shares that Mr. Rosenfeld has the right to acquire upon exercise of options. Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II. Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.

(10) Includes an aggregate of 971,668 common shares that Messrs. August, Fred, Paulick, McSweeney, Providenti and Rosenfeld have the right to acquire upon exercise of outstanding options.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     Our board of directors is divided into three classes with only one class of directors being elected in each year. The term of office of the first class of directors (Class I), presently consisting of Kenneth McSweeney, will expire at our annual meeting in 2005. The term of office of the second class of directors (Class II), presently consisting of Walter Paulick, will expire at this year's annual meeting. The term of office of the third class of directors (Class III), presently consisting of Arthur August and Edward J. Fred, will expire at our annual meeting in 2004.

     A. C. Providenti and Eric Rosenfeld were appointed to serve as directors by our Board of Directors on February 19, 2003 and April 1, 2003, respectively. New York corporation law requires a shareholder vote to place a new director appointed by the board in a class. Therefore, you are being asked to vote on their election in addition to Walter Paulick, whose term expires at this year's annual meeting. If elected, Mr. Providenti will join Class I (and will serve for a term of two years, until 2005) and Mr. Rosenfeld will join Class 2 (and will serve for a term of three years, until 2006). To be elected, each of these directors must receive a plurality of the votes cast at the meeting.

     Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Messrs. Paulick, Providenti and Rosenfeld. Our management has no reason to believe that Messrs. Paulick, Providenti and Rosenfeld will not be candidates or will be unable to serve. However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominee and Executive Officers

     Set forth below is certain information concerning each of our directors and executive officers:


Name                                Age        Position
----                                ---        --------

Arthur August...................     69        Chairman of the Board of
                                               Directors and Director

Edward J. Fred..................     44        Chief Executive Officer,
                                               President, acting Chief Financial
                                               Officer, Secretary and Director

Kenneth McSweeney...............     71        Director

Walter Paulick..................     56        Director

A. C. Providenti................     65        Director

Eric Rosenfeld..................     45        Director

Key Employee
------------

Frank Funicelli.................     60        Vice President of Business
                                               Development

     Arthur August, one of our founders, has been the chairman of the board and a director since January 1980 and was our president until December 31, 2001 and our chief executive officer until December 31, 2002. From 1956 to 1979, Mr. August was employed by Grumman Corporation where he last held the position of deputy director. Mr. August holds a certificate in Aeronautical Design from the Academy of Aeronautics, a Bachelor of Science degree in Industrial Management from C. W. Post College, a Masters degree in Engineering from New York University and is a graduate of the Program for Management Development at the Harvard Graduate School of Business.

     Edward  J.  Fred  has  been an  officer  since  February  1995.  He was our controller from February 1995 to April 1998, when he was appointed chief financial officer. He was executive vice president from May 1, 2000 until December 31, 2001 and was appointed to the position of president on January 1, 2002 and to the position of chief executive officer on January 1, 2003. He has also been our secretary and a director since January 1999. For approximately ten years prior to joining our company, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller. Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive MBA from Hofstra University.

     Kenneth McSweeney has been a director since February 1998. Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995. From 1961 to 1995, Mr. McSweeney served in various management positions for Grumman, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State. He holds
Bachelor and Master of Science Degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters Degree in Business Management from CW Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration.

     Walter Paulick has been a director since April 1992. Mr. Paulick is currently a self-employed financial consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A. Mr. Paulick holds an associate degree in Applied Science from Suffolk Community College and Bachelor of Business Administration from Dowling College.

     A. C. Providenti became a director and chairman of our audit committee in February 2003, upon consummation of our public offering. Since 1984, Mr. Providenti has served as president of A.C. Providenti & Associates, Ltd., a consulting and strategic advisory firm. From 1977 to 1984, Mr. Providenti served as senior vice president for finance and administration and as an executive committee member for Northville Industries Corp., a multinational petroleum storage, trading and distribution company. Mr. Providenti holds a Bachelor's degree in Accounting from St. Francis College and a Masters of Business Administration from Fordham University.

     Eric Rosenfeld became a director and chairman of our strategic planning committee in April 2003. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P. since 1998. Prior to forming Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for fourteen years. He was also chairman of the board of Spar Aerospace Limited from 1999 through 2001, until its sale to L-3 Communications. Mr. Rosenfeld received an M.B.A. from Harvard University and an A.B. degree in economics from Brown University.

     Frank Funicelli has been with us since March 1988 and became our Vice President of Business Development in August 2001. Prior to joining CPI, he spent 11 years at Fairchild Republic Company where he served as Chief Industrial Engineer, Manufacturing Engineering Manager and Director of Program Planning and Control. From 1966 to 1977 he was with Grumman Aerospace where he served as Industrial Engineer, Manager of Manufacturing Planning and Control and Program Planning and Resource Control Manager. Mr. Funicelli holds a Bachelor of Science degree in Industrial Engineering from Pratt Institute and a Master of Science in Management Engineering from C.W. Post College.

Board of Directors Compensation

     We have created a compensation program for our non-employee directors. Under this program, each such director will receive an annual cash fee of $5,000 (payable quarterly) and be granted options to purchase 5,000 common shares (on April 1st of each year) under an existing option plan. Additionally, the chairman of the audit committee will be paid an additional annual cash fee of $20,000 (payable quarterly) and be granted an additional 15,000 options and the chairman of the strategic planning committee will be paid an additional annual cash fee of $10,000 (payable quarterly). Our directors will continue to be reimbursed for the reasonable expenses they incur in attending meetings.

Board of Directors Meetings and Information

     Our board of directors held one meeting in 2002 and took action by unanimous written consent in lieu of a meeting on eight occasions. We have standing compensation, audit and strategic planning committees. We do not have a nominating committee. No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2002.

Compensation Committee Information

     Our compensation committee is currently comprised of Messrs. McSweeney (chairman), Fred, Paulick and Rosenfeld. The main role of the compensation committee is to review and approve the compensation that we pay to our officers. The compensation committee did not hold any meetings or take action by unanimous written consent during 2002.

Strategic Planning Committee Information

     Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman), Arthur August and Edward J. Fred. The main role of the strategic planning committee is to evaluate and analyze strategic options for the company, including potential merger or acquisition partners. The strategic planning committee was not formed until 2003 and therefore, did not hold any meetings or take action by unanimous written consent during 2002.

Audit Committee Information and Report

     Our  audit   committee  is  currently   comprised  of  Messrs.   Providenti
(chairman), McSweeney and Paulick. The audit committee held two meetings in 2002.

     Fees

     For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of our financial statements included in our quarterly reports totaled $112,000.

     Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. from which it leases auditing staff who are full time, permanent employees of American Express and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler. Goldstein Golub Kessler manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     For the fiscal year ended December 31, 2002, there were no fees billed for professional services by our independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of our information system or managing our local area network.

     For the fiscal year ended December 31, 2002, the aggregate fees billed for all other professional services rendered by our independent auditors totaled $21,978.

     Audit Committee Report

     All of the members of the audit committee are "independent directors" and are "financially literate" as defined under the American Stock Exchange listing standards. The current Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

     According to our audit committee's written charter, which was adopted on March 30, 2000, as amended and restated on March 26, 2003, our audit committee's responsibilities include, among other things:

     o reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-KSB;

     o discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

     o discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

     o discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

     o    reviewing  disclosures  made  to the  audit  committee  by  our  chief executive officer and chief financial officer during their certification process for our Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

     o verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

     o    reviewing and approving all related-party transactions;

     o    inquiring  and  discussing   with   management  our  compliance   with
          applicable laws and regulations; and

     o establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

     Management has reviewed the audited financial statements in the annual report with the audit committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the audit committee asked for management's representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited consolidated financial statements of the company fairly present, in all material respects, the financial condition and results of operations of the company, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting options is available.

     In performing all of these functions, the audit committee acts only in an oversight capacity. The committee reviews our annual reports and generally reviews our quarterly reports prior to filing with the Securities and Exchange Commission. In its oversight role the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles. Our audit committee meets and holds discussions with management and our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. In reliance on these reviews and discussions and the report of the independent auditors, the audit committee has recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                  A.C. Providenti
                  Walter Paulick
                  Kenneth McSweeney

A copy of the Amended and Restated Audit Committee Charter is attached as Appendix A.

                             Executive Compensation

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2002, 2001 and 2000, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000.

----------------------------- ---------------- ------------------- --------------------- ---------------------------
                                                                                           Long-Term Compensation
                                                                                           Securities Underlying
Name/Position                      Year              Salary               Bonus               Options/SARs(#)
-------------                      ----              ------               -----               ---------------
Arthur August                      2002             $317,237              $180,660                  85,000
  Chairman (1)                     2001             $303,180                 -0-                   100,000
                                   2000             $307,854               $82,000                 200,000

Edward J. Fred                     2002             $209,287               $90,330                 100,000
  Chief Executive                  2001             $139,256                 -0-                   100,000
  Officer, President and           2000             $149,728               $59,000                 125,000
  acting Chief Financial
  Officer(1)

Timothy Stone(2)                   2002             $140,971                 -0-                      -0-
                                   2001             $120,016                 -0-                      -0-
----------------------------- ---------------- ------------------- --------------------- ---------------------------

--------------------------------

(1) Mr. August was our Chief Executive Officer until December 31, 2002, at which time Mr. Fred was appointed to the position of Chief Executive Officer.
(2) Mr. Stone is now overseeing the liquidation of Kolar's assets and is no longer deemed an executive officer of our company.


Option Grants in 2002

------------------ ------------------------------ --------------------------------- --------------- -----------------
                       Number of Securities          Percent of Options Granted        Exercise
                   Underlying Options Granted(#)   to Employees in Fiscal Year(1)       Price       Expiration Date
                   -----------------------------   ---------------------------       ------------   ---------------
                                                                                        ($/SH)
Arthur August                 85,000                           27.9%                    $6.35            06/12

Edward J. Fred               100,000                           32.8%                    $6.35            06/12
------------------ ------------------------------ --------------------------------- --------------- -----------------

--------------------------

(1) We granted a total of 305,000 options to employees in the fiscal year ended December 31, 2002.

Aggregated Option Exercises and Option Values

---------------------------------------------------------------------------------------------------------------------
                                                 Number of Securities              Value of Unexercised
                                                Underlying Unexercised             In-The-Money Options
                                                 Options Exercisable/                ($)Exercisable/
                Shares Acquired      Value         Unexercisable at                   Unexercisable
     Name       on Exercise (#)     Realized       December 31, 2002               At December 31, 2002
     ----       ---------------     --------       -----------------               --------------------
Arthur August         -0-             -0-              533,334/0                        $867,150/0

Edward J. Fred        -0-             -0-              398,334/0                        $658,450/0

Timothy Stone         -0-             -0-                 0/0                              $0/0
---------------------------------------------------------------------------------------------------------------------

Employment Agreements

     Mr. August serves as the chairman of our board and Mr. Fred serves as our chief executive officer, president, acting chief financial officer and secretary. Mr. August's employment agreement expires on December 31, 2004 and Mr. Fred's expires on December 31, 2005. Mr. August's annual base salary is currently $100,000. Mr. August is required to devote only such time to our business as he, in his sole discretion, deems necessary. Mr. Fred's annual base salary is currently $216,000 and will increase by 8% each January 1st during the contract term. In addition to the base salary, Mr. August will receive a bonus equal to 3% of our net income for the year ending December 31, 2003 and 2% of our net income for the year ending December 31, 2004. Mr. Fred will receive a bonus equal to 3% of our net income for the year ending December 31, 2003 and 4% of our net income for the years ending December 31, 2004 and 2005. Pursuant to the terms of Messrs. August's and Fred's employment agreements, if a change of control (as such term is defined in the agreements) occurs prior to a termination by CPI without "cause" or by the employee for "good reason" (as such terms are defined in the agreements), we must pay the employee a lump sum equal to three times the total compensation (including salary and bonus) earned by him during the last full calendar year of their employment.

     Mr. August agreed that he would not compete with us during the term of his employment with us and for a period of five years thereafter. As consideration for his agreement not to compete with us for an extended period of time, we agreed to pay Mr. August $300,000 in five, equal annual installments of $60,000 commencing on the date of termination. Mr. Fred agreed not to compete with us during the term of his employment and for two years thereafter.

     Timothy Stone was appointed president of Kolar on July 10, 2000. Pursuant to an employment agreement, which expires on April 30, 2003, Mr. Stone receives an annual salary of $132,300. Mr. Stone is now overseeing the liquidation of Kolar's assets.

Employee Benefit Plans

     In October 2000, we adopted the Greit Plan for the purpose of offering senior management a deferred compensation death benefit plan that would provide a tax-free benefit for senior management and which would be tax-neutral to us. Pursuant to the plan, we made a non-interest bearing loan to Arthur August in the amount of $150,000, which Mr. August used to purchase a Greit Plan. This plan has since been terminated and the surrender value of the Greit Plan has been returned to Mr. August. Mr. August has placed the proceeds from the surrender value in an annuity in our name, which will appreciate to at least $150,000 by September 2011 in order to repay the loan made to him. Mr. August also assigned to us an insurance policy on his life in the amount of $150,000 and agreed to maintain it until the date upon which the annuity matures. Accordingly, the loan to Mr. August will be repaid upon the maturity date of the annuity or upon the death of Mr. August, whichever occurs first.

Stock Options

     Performance Equity Plan 2000

     The Performance Equity Plan 2000 authorizes the grant of 830,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards of which options to purchase an aggregate of 715,000 common shares have been granted, at exercise prices ranging from $1.20 to $6.35 per share. As of April 14, 2003, options to purchase 115,000 additional common shares remain available for grant.

     1998 Performance Equity Plan

     The 1998 Performance Equity Plan authorizes the grant of 463,334 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards of which options to purchase an aggregate of 431,002 common shares have been granted, at exercise prices ranging from $2.53 to $6.90 per share. As of April 14, 2003, options to purchase 2,332 additional common shares remain available for grant.

     1995 Stock Option Plan

     The 1995 Employee Stock Option Plan authorizes the grant of 200,000 stock options and stock appreciation rights of which options to purchase an aggregate of 41,334 common shares have been granted, at exercise prices ranging from $2.53 to $6.45 per share. As of April 14, 2003, options to purchase 123,810 additional common shares remain available for grant.

     1992 Employee Stock Option Plan

     The 1992 Employee Stock Option Plan authorized the grant of 83,334 options, of which options to purchase 41,668 shares are outstanding at exercise prices ranging from $2.59 to $6.27 per share. No more shares may be granted under this plan.

     Other Options

     On February 18, 2003, we granted EarlyBirdCapital, Inc. (and its designees) five year warrants to purchase an aggregate of 200,000 common shares as compensation for acting as underwriter for our February 2003 public offering. The exercise price of the warrants is $4.40 per share.

     On December 31, 1999 and February 1, 2002, we granted to John Aneralla, the stepson of Arthur August, five year non-plan options to purchase 15,000 and 5,000 common shares, respectively, as compensation for consulting services. The exercise prices of the options are $2.53 and $1.65, respectively, the fair market value of our common shares on the date of grant of the options.

Equity Compensation Plan Information

     The following table sets forth certain information at December 31, 2002 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

--------------------------- ------------------------- ------------------------ -------------------------------
                                                                               Number of  Securities Remaining
                            Number of Securities to   Weighted-Average         Available for Future Issuance
                            be Issued upon Exercise   Exercise Price of        under Equity Compensation Plans
                            of Outstanding Options,   Outstanding   Options,   (excluding securities reflected
Plan Category               Warrants and Rights       Warrants and Rights      in the first column)
-------------               -------------------       -------------------      -------------------------------
Equity Compensation
Plans Approved by
Security Holders                    1,197,338                  $3.49                        272,808

Equity Compensation
Plans Not Approved by
Security Holders(1)                    37,088                  $3.32                              0
--------------------------- ------------------------- ------------------------ -------------------------------

(1)  See "Stock Options - Other Options" description above.


Certain Transactions

     For information concerning employment agreements with, compensation of, and stock options granted to our executive officers and directors, see "Executive Compensation -- Employment Agreements; and Stock Options."

     Prior to our February 2003 public offering, Ralok, Inc. had the right to acquire 333,334 of our common shares by converting a promissory note it received in connection with our purchase of Kolar Machine, Inc. in the principal amount of $4 million. Accordingly, Mr. Liguori, the President of Ralok, was deemed the beneficial owner of 10.6% of our common shares. On February 19, 2003, with the proceeds we received from our public offering, we purchased the $4 million convertible promissory note (which had accrued interest in the amount of $1,131,233 at such date) for $2,700,000 and at that date Mr. Liguori ceased to be deemed a beneficial owner of 10.6% of our common shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all reports they file. Based solely on our copies of forms received or written representations from certain reporting persons that no Form 5's were required for those persons, we believe that, during the fiscal year ended December 31, 2002, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with, except that Kenneth McSweeney, one of our directors, filed two Form 4s late, which Form 4s reported a total of two transactions.

                             INDEPENDENT ACCOUNTANTS

     The board of directors has selected the independent accounting firm of Goldstein Golub Kessler LLP as our auditors for the year ending December 31, 2003. A representative of Goldstein Golub Kessler LLP, our auditors for the year ended December 31, 2002, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                           2003 SHAREHOLDER PROPOSALS

     Our by-laws provide that no shareholder nomination for our board of directors or proposal on any other matter may be brought before the shareholders without providing our secretary at least 120 days prior written notice, based upon the date that our proxy statement was released to shareholders in connection with the previous year's annual meeting. Therefore, in order for shareholder proposals for next year's annual meeting of shareholders to be eligible for inclusion in our proxy statement, they must be received by our secretary at our principal office in Edgewood, New York not later than December 26, 2003. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our annual meeting of shareholders with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we receive notice of the proposal at our principal office in Edgewood, New York, no later than March 12, 2004.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of our directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

                                  OTHER MATTERS

     The board of directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.


                                                      Edward J. Fred, Secretary


Edgewood, New York
April 25, 2003

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                                       OF
                            CPI AEROSTRUCTURES, INC.



Purpose

The Audit Committee is appointed by the Board of Directors ("Board") of CPI Aerostructures, Inc. ("Company") to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.
The  Audit   Committee   also  shall   review  and  approve  all   related-party
transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board at any time. There shall be a Chairman of the Audit Committee which shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee's own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2. Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

3. If requested by the Audit Committee, management or the independent auditors, review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

     (a) any significant changes in the Company's selection or application of accounting principles;

                                       II

     (b)  the Company's critical accounting policies and practices to be used;

     (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

     (d)  any material written  communications  between the independent  auditor
          and  management,   such  as  any  management  letter  or  schedule  of
          unadjusted differences; and

     (e)  any major issues as to the adequacy of the Company's internal controls
          and  any  special   steps   adopted  in  light  of  material   control
          deficiencies.

5. Discuss with management the Company's earnings press releases generally, including the use of "pro forma" or "adjusted" non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types to be presentations to be made.

6. Discuss with management and the independent auditor the effect on the Company's financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Company's Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight  of  the  Company's  Relationship  with  the Independent Auditor
--------------------------------------------------------------------------

10. At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard 1, regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

                                      III

11. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Oversee the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Be available to the independent auditors during the year for consultation purposes.

Compliance Oversight Responsibilities
-------------------------------------

14. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

15.  Review and approve all related-party transactions.

16. Inquire and discuss with management the Company's compliance with applicable laws and regulations and with the Company's Code of Ethics and Business Conduct in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

17. Establish procedures (which may be incorporated in the Company's Code of Ethics and Business Conduct, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company's financial statements or accounting policies.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

19. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                       IV

                        CPI AEROSTRUCTURES, INC. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on June 12, 2003

          The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Arthur August and Edward J. Fred, or either of them, with full power of substitution and to act without the
P other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on June 12, 2003 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

R
     1. Election of the following directors:

        FOR all nominees listed              WITHHOLD AUTHORITY to vote for
        below, except as marked              all nominees listed below  [___]
        to the contrary below [___]
O
                                Walter Paulick
                                A.C. Providenti
                                Eric Rosenfeld

        INSTRUCTIONS:  To withhold authority to vote for any individual
X                      nominee, write that nominee's name in the space below.



     2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment
Y       thereof.

        FOR  [___]                AGAINST  [___]              ABSTAIN [___]

     [___] I plan on attending the Annual Meeting.

                                     Date: ___________________, 2003


                                     ______________________________
                                     Signature


                                     _____________________________
                                     Signature if held jointly

                                     Please sign exactly as name appears
                                     above. When shares are held by joint
                                     tenants, both should sign. When signing
                                     as attorney, executor, administrator,
                                     trustee or guardian, please give full
                                     title as such. If a corporation, please
                                     sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.